Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Summary of Significant Accounting Policies

Note 1 — Summary of Significant Accounting Policies

Nature of Operations — Parker Drilling, together with its subsidiaries (the Company), is a worldwide provider of contract drilling and drilling-related services and currently we operate in 12 countries. We have operated in over 50 foreign countries and the United States since beginning operations in 1934, making us among the most geographically experienced drilling contractors in the world. We have extensive experience and expertise in drilling geologically difficult wells and in managing the logistical and technological challenges of operating in remote, harsh and ecologically sensitive areas. We believe our quality, health, safety and environmental practices are leaders in our industry. Our rental tools subsidiary specializes in oil and natural gas drilling rental tools providing high-quality, reliable equipment, such as drill pipe, heavy-weight drill pipe, tubing, high-torque connections, BOPs and drill collars used for drilling, workover and production applications.

Our U.S. barge drilling business operates barge rigs drill for natural gas, oil, and a combination of oil and natural gas in the shallow waters in and along the inland waterways of Louisiana, Alabama, and Texas. Our international drilling business provides extensive experience and expertise in drilling geologically difficult wells and in managing the logistical and technological challenges of operating in remote, harsh and ecologically sensitive areas. Additionally, our international drilling business includes operations and maintenance and other project management services, such as labor, maintenance, and logistics for operators who own their own drilling rigs, but choose Parker Drilling to operate the rigs for them. At December 31, 2012, our marketable rig fleet consisted of 14 barge drilling rigs and 24 land rigs located in the United States, Latin America and the Eastern Hemisphere regions. Our Technical services business includes engineering and related project services during the concept development, pre-FEED, and FEED (Front End Engineering Design) phases of our customer owned drilling facility projects. As these projects mature, we continue providing the same services during the Engineering, Procurement, Construction and Installation (EPCI) phase.

Consolidation — The consolidated financial statements include the accounts of the Company and subsidiaries in which we exercise control or have a controlling financial interest, including entities, if any, in which the Company is allocated a majority of the entity’s losses or returns, regardless of ownership percentage. If a subsidiary of Parker Drilling has a 50 percent interest in an entity but Parker Drilling’s interest in the subsidiary or the entity does not meet the consolidation criteria described above, then that interest is accounted for under the equity method.

Noncontrolling Interest — We apply the accounting standards related to noncontrolling interests for ownership interests in our subsidiaries held by parties other than Parker Drilling. The entities that comprise the noncontrolling interest include Parker SMNG Drilling Limited Liability Company and Primorsky Drill Rig Services B.V. We report noncontrolling interest as equity on the consolidated balance sheets and report net income (loss) attributable to controlling interest and to noncontrolling interest separately on the consolidated statements of operations.

Reclassifications — Certain reclassifications have been made to prior period amounts to conform with the current period presentation. These reclassifications did not have a material effect on our consolidated statements of operations, consolidated balance sheets or statements of cash flows.

Revenue Recognition — Contract drilling revenues and expenses, comprised of daywork drilling contracts and engineering and related project service contracts, are recognized as services are performed and collection is reasonably assured. For certain contracts, we receive payments contractually designated for the mobilization of rigs and other drilling equipment. Mobilization payments received, and direct costs incurred for the mobilization, are deferred and recognized over the term of the related drilling contract; however, costs incurred to relocate rigs and other drilling equipment to areas in which a contract has not been secured are expensed as incurred. Reimbursements received for out-of-pocket expenses are recorded as both revenues and direct costs. For contracts that are terminated prior to the specified term, early termination payments received by us are recognized as revenues when all contractual requirements are met. Revenues from rental activities are recognized ratably over the rental term which is generally less than six months. Construction contract revenues and costs are recognized on a percentage of completion basis utilizing the cost-to-cost method.

Reimbursable Costs — The Company recognizes reimbursements received for out-of-pocket expenses incurred as revenues and accounts for out-of-pocket expenses as direct operating costs. Such amounts totaled $44.9 million, $64.2 million, and $40.1 million during the years ended December 31, 2012, 2011, and 2010, respectively.

Use of Estimates — The preparation of financial statements in accordance with U.S. GAAP requires us to make estimates and assumptions that affect our reported amounts of assets and liabilities, our disclosure of contingent assets and liabilities at the date of the financial statements, and our revenue and expenses during the periods reported. Estimates are typically used when accounting for certain significant items such as legal or contractual liability accruals, mobilization and deferred mobilization, revenue and cost accounting for projects that follow the percentage of completion method, self-insured medical/dental plans, and other items requiring the use of estimates. Estimates are based on a number of variables which may include third party valuations, historical experience, where applicable, and assumptions that we believe are reasonable under the circumstances. Due to the inherent uncertainty involved with estimates, actual results may differ from management estimates.

During the third quarter of 2010, we corrected an accounting error relating to value added taxes (VAT) in our Western Kazakhstan branch (PDKBV). The cumulative effect of the error and related foreign currency translation impact overstated net income and retained earnings by $6.4 million over the period 2007 through 2009. The impact of the error was determined not to be material to our results of operations and financial position for any previously reported periods. Consequently, during the third quarter of 2010, the cumulative effect of this correction was recorded in operating expenses and is reflected in year to date operating expenses for the year ended December 31, 2010.

Cash and Cash Equivalents — For purposes of the consolidated balance sheets and the consolidated statements of cash flows, the Company considers cash equivalents to be highly liquid debt instruments that have a remaining maturity of three months or less at the date of purchase.

Accounts Receivable and Allowance for Doubtful Accounts — Trade accounts receivable are recorded at the invoice amount and generally do not bear interest. The allowance for doubtful accounts is our best estimate for losses that may occur resulting from disputed amounts and the inability of our customers to pay amounts owed. We estimate the allowance based on historical write-off experience and information about specific customers. We review individually, for collectability, all balances over 90 days past due as well as balances due from any customer with respect to which we have information leading us to believe that a risk exist for potential collection.

Account balances are charged off against the allowance when we believe it is probable the receivable will not be recovered. We do not have any off-balance-sheet credit exposure related to customers.

	December 31,
	2012	2011
	(Dollars in Thousands)
Trade	$176,029	$184,817
Notes receivable	650	650
Allowance for doubtful accounts(1)	(8,117)	(1,544)

Total accounts and notes receivable, net of allowance for bad debt	$168,562	$183,923

1)	Additional information on the allowance for doubtful accounts for the years ended December 31, 2012, 2011 and 2010 is reported on Schedule II — Valuation and Qualifying Accounts.

Property, Plant and Equipment — We account for depreciation of property, plant and equipment on the straight line method over the estimated useful lives of the assets after provision for salvage value. Depreciation, for tax purposes, utilizes several methods of accelerated depreciation. Depreciable lives for different categories of property, plant and equipment are as follows:

Land drilling equipment	3 to 20 years
Barge drilling equipment	3 to 20 years
Drill pipe, rental tools and other	4 to 7 years
Buildings and improvements	15 to 30 years

Annual Impairment Review — We review the carrying amounts of long-lived assets for potential impairment annually, typically during the fourth quarter, or when events occur or circumstances change that indicate the carrying value of such assets may not be recoverable. We determine recoverability by evaluating the undiscounted estimated future net cash flows. When impairment is indicated, we measure the impairment as the amount by which the assets’ carrying value exceeds its fair value. Management considers a number of factors such as estimated future cash flows from the assets, appraisals and current market value analysis in determining fair value. Assets are written down to fair value if the final estimate of current fair value is below the net carrying value.

Capitalized Interest — Interest from external borrowings is capitalized on major projects until the assets are ready for their intended use. Capitalized interest is added to the cost of the underlying asset and is amortized over the useful lives of the assets in the same manner as the underlying assets. Capitalized interest costs reduce net interest expense in the consolidated statements of operations. During 2012, 2011 and 2010, we capitalized interest costs related to the construction of rigs of $10.2 million, $19.3 million and $13.5 million, respectively.

Assets held for sale — We classify an asset as held for sale when the facts and circumstances meet the criteria for such classification, including the following: (a) we have committed to a plan to sell the asset, (b) the asset is available for immediate sale, (c) we have initiated actions to complete the sale, including locating a buyer, (d) the sale is expected to be completed within one year, (e) the asset is being actively marketed at a price that is reasonable relative to its fair value, and (f) the plan to sell is unlikely to be subject to significant changes or termination. At December 31, 2012 and 2011, we had net assets held for sale, included in current assets, in the amounts of $11.6 million and $5.3 million, respectively. For further information, see Note 4.

Rig Materials and Supplies — Because our international drilling generally occurs in remote locations, making timely outside delivery of spare parts uncertain, a complement of parts and supplies is maintained either at the drilling site or in warehouses close to the operation. During periods of high rig utilization, these parts are generally consumed and replenished within a one-year period. During a period of lower rig utilization in a particular location, the parts, like the related idle rigs, are generally not transferred to other international locations until new contracts are obtained because of the significant transportation costs, that would result from such transfers. We classify those parts which are not expected to be utilized in the following year as long-term assets. Rig materials and supplies are valued at the lower of cost or market value.

Deferred Costs — We defer costs related to rig mobilization and amortize such costs over the term of the related contract. The costs to be amortized within twelve months are classified as current.

Debt Issuance Costs — We typically defer costs associated with debt financings and refinancing, and amortize those costs over the term of the related debt.

Income Taxes — Income taxes are accounted for under the asset and liability method and have been provided based upon tax laws and rates in effect in the countries in which operations are conducted and income is earned. There is little or no expected relationship between the provision for or benefit from income taxes and income or loss before income taxes as the countries in which we operate have taxation regimes that vary not only with respect to nominal rate, but also in terms of the availability of deductions, credits, and other benefits. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the temporary differences are expected to be recovered or settled and the effect of changes in tax rates is recognized in income in the period in which the change is enacted. Accordingly, the impact of the American Taxpayer Relief Act of 2012, which was enacted January 2, 2013, will be recognized in 2013, not 2012. The Company recognizes the effect of income tax positions only if those positions are more likely than not to be sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized and changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

Earnings (Loss) Per Share (EPS) — Basic earnings (loss) per share is computed by dividing net income by the weighted average number of common shares outstanding during the period. The effects of dilutive securities, stock options, unvested restricted stock and convertible debt are included in the diluted EPS calculation, when applicable.

Concentrations of Credit Risk — Financial instruments, that potentially subject the Company to concentrations of credit risk consist primarily of trade receivables with a variety of national and international oil and natural gas companies. We generally do not require collateral on our trade receivables.

At December 31, 2012 and 2011, we had deposits in domestic banks in excess of federally insured limits of approximately $12.2 million and $10.2 million, respectively. In addition, we had deposits in foreign banks, which were not insured at December 31, 2012 and 2011 of $34.5 million and $38.4 million, respectively.

Our customer base consists of major, independent and national oil and natural gas companies and integrated service providers. We depend on a limited number of significant customers. Our two largest customers, Exxon Neftegas Limited (ENL) and Schlumberger, constituted 11.8 percent and 10.4 percent, respectively of our revenues for 2012.

Construction Contract — For the periods reported, our construction contract business included only the drilling rig construction project for BP. In November 2010, our customer, BP, informed us that it was suspending construction on the project to review the rig’s engineering and design, including its safety systems. The Liberty rig construction contract was a fixed fee and reimbursable contract that we accounted for on a percentage of completion basis. As of December 31, 2011 and 2010, we had recognized $335.5 million and $325.9 million in project-to-date revenues, respectively. We have recognized the entire $11.7 million fixed fee margin on the contract.

The Liberty rig construction contract expired on February 8, 2011 prior to completion of the rig. Before expiration of the construction contract, BP identified several areas of concern relating to design, construction and invoicing for which it asked us to provide explanations and documentation, and we have done so. Although we provided BP with the requested information, we do not know when or how these issues will be resolved with our client.

After expiration of the construction contract, the Company and BP continued activities to preserve and maintain the rig under the “pre-operations” phase of our contract, which was entered into in August 2009 and expired on July 1, 2011. A new consulting services agreement was reached between the Company and BP effective July 1, 2011. Under the consulting services agreement, we assisted BP in a review of the rig’s design, the creation of a new statement of requirements for the rig, and the transition of documentation and materials to BP. All work under the consulting agreement has been completed and we are engaged with BP on construction contract close-out resolution. In June 2012, BP publicly announced that it had made the decision to suspend the Liberty project indefinitely. We do not know whether or how that decision may impact our discussions with BP related to contract close-out.

Fair value measurements — For purposes of recording fair value adjustments for certain financial and non-financial assets and liabilities, and determining fair value disclosures, we estimate fair value at a price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal market for the asset or liability. Our valuation technique requires inputs that we categorize using a three-level hierarchy, from highest to lowest level of observable inputs, as follows: (1) unadjusted quoted prices for identical assets or liabilities in active markets (Level 1), (2) direct or indirect observable inputs, including quoted prices or other market data, for similar assets or liabilities in active markets or identical assets or liabilities in less active markets (Level 2) and (3) unobservable inputs that require significant judgment for which there is little or no market data (Level 3). When multiple input levels are required for a valuation, we categorize the entire fair value measurement according to the lowest level of input that is significant to the measurement even though we may have also utilized significant inputs that are more readily observable.

Derivative Financial Instruments — We use derivative instruments to manage risks associated with interest rate fluctuations in connection with our Credit Agreement (see Note 7). These derivative instruments, which consist of variable-to-fixed interest rate swaps, are not designated as hedges. Accordingly, the change in the fair value of the interest rate swaps is recognized in earnings at each reporting period.

Stock-Based Compensation — Under our long term incentive plans, we grant restricted stock awards (RSA), restricted stock units (RSU) and performance units (PU). For service-based awards and performance-based awards with graded vesting conditions, we recognize compensation expense on a straight-line basis over the service period for each separately vesting portion of the award as if the award was, in substance, multiple awards. For market-based awards that vest at the end of the service period, we recognize compensation expense on a straight-line basis through the end of the service period. Share-based awards generally vest over three years.

Share-based compensation expense is recognized, net of an estimated forfeiture rate, which is based on historical experience and adjusted, if necessary, in subsequent periods based on actual forfeitures. The fair value of nonvested RSA’s and RSU’s is determined based on the closing trading price of the company’s shares on the grant date. Our RSA’s and RSU’s are settled in stock upon vesting. Our PU awards can be settled in cash or stock at the discretion of the compensation committee of the board of directors and are, therefore, accounted for as liability awards under the stock compensation rules of U.S. GAAP.

We recognize share-based compensation expense in the same financial statement line item as cash compensation paid to the respective employees. Tax deduction benefits for awards in excess of recognized compensation costs are reported as a financing cash flow.